UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 3, 2024

Esquire Financial Holdings, Inc.

(Exact name of the registrant as specified in its charter)

-
Maryland	001-38131	27-5107901
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

100 Jericho Quadrangle, Suite 100
Jericho, New York	11753
(Address of principal executive offices)	(Zip Code)

(516) 535-2002

(Registrant’s telephone number)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	ESQ	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) Election of Directors.

On January 4, 2024, Esquire Financial Holdings, Inc. (the “Company”), a Maryland corporation and its wholly owned subsidiary, Esquire Bank, National Association (the “Bank”), announced that Rena Nigam has been appointed to the Board of Directors of the Company and the Bank, effective January 3, 2024.

Ms. Nigam has 25 years of experience in high growth global ventures as an executive, entrepreneur, and investor across publicly traded and private companies. She started her career with an international bank’s payment division and then shifted to a financial services focused technology company. In 2011, she co-founded a company focused on digital payments and lending products in the technology space. In 2018, she was president of a digital transformation company. Ms. Nigam is currently Founder and Chief Executive Officer of Meytier – a company that utilizes AI to enable and assist in the talent assessment and hiring process of potential employment candidates for over 60 companies across multiple sectors.

As of the date of this filing, Ms. Nigam’s committee appointments have not yet been finalized.

There are no arrangements or understandings between Ms. Nigam and any other persons pursuant to which she was selected as a director. There are no family relationships between Ms. Nigam and any director, executive officer or any person nominated or chosen by the Company to become a director or executive officer. No information is required to be disclosed with respect to Ms. Nigam pursuant to Item 404(a) of Regulation S-K.

A copy of the press release dated January 4, 2024, announcing the appointment of Ms. Nigam as a director is attached as Exhibit 99.1.

Item 9.01Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press release issued by the Company on January 4, 2024, announcing the appointment of Ms. Nigam as a director.
104	Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ESQUIRE FINANCIAL HOLDINGS, INC.

Dated: January 4, 2024	By:/s/ Andrew C. Sagliocca
Andrew C. Sagliocca
Vice Chairman, Chief Executive Officer and President